                                                                     EXHIBIT 6.1

                               DATED 21 MAY, 2002

                       CHARTERED SILICON PARTNERS PTE LTD
                                   AS BORROWER

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                            CITIBANK, N.A., SINGAPORE
                           OVERSEAS UNION BANK LIMITED
          SUMITOMO MITSUI BANKING CORPORATION LIMITED, SINGAPORE BRANCH
                 (FORMERLY KNOWN AS THE SUMITOMO BANK, LIMITED)
                                  AS ARRANGERS

                   OVERSEA-CHINESE BANKING CORPORATION LIMITED
                             AS SENIOR LEAD MANAGER

              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                                 AS LEAD MANAGER

                    THE SANWA BANK LIMITED, SINGAPORE BRANCH
                                   AS MANAGER

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                            CITIBANK, N.A., SINGAPORE
                           OVERSEAS UNION BANK LIMITED
          SUMITOMO MITSUI BANKING CORPORATION LIMITED, SINGAPORE BRANCH
                 (FORMERLY KNOWN AS THE SUMITOMO BANK, LIMITED)
                    THE SANWA BANK LIMITED, SINGAPORE BRANCH
              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                   OVERSEA-CHINESE BANKING CORPORATION LIMITED
                               AS GUARANTOR BANKS

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
              BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH
                            CITIBANK, N.A., SINGAPORE
                           OVERSEAS UNION BANK LIMITED
          SUMITOMO MITSUI BANKING CORPORATION LIMITED, SINGAPORE BRANCH
                 (FORMERLY KNOWN AS THE SUMITOMO BANK, LIMITED)
              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                   OVERSEA-CHINESE BANKING CORPORATION LIMITED
                                AS LENDING BANKS

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                                    AS AGENT

                                     - AND -

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                               AS SECURITY TRUSTEE

      -------------------------------------------------------------------

                          FOURTH SUPPLEMENTAL AGREEMENT
            (RELATING TO THE CREDIT AGREEMENT DATED 12TH MARCH, 1998
                               AS SUPPLEMENTED BY
         (1) THE FIRST SUPPLEMENTAL AGREEMENT DATED 14TH DECEMBER, 1998;
      (2) THE SECOND SUPPLEMENTAL AGREEMENT DATED 9TH NOVEMBER, 1999; AND
         (3) THE THIRD SUPPLEMENTAL AGREEMENT DATED 14TH DECEMBER, 2000)

      -------------------------------------------------------------------

                                ALLEN & GLEDHILL,
                           36, ROBINSON ROAD, #18-01,
                                   CITY HOUSE,
                                SINGAPORE 068877.

                                 C O N T E N T S

CLAUSE      HEADING                                                         PAGE
------      -------                                                         ----
1.          INTERPRETATION                                                   2

2.          AMENDMENTS TO THE CREDIT AGREEMENT                               3

3.          NEW EDB GUARANTEE                                                3

4.          REPRESENTATIONS AND WARRANTIES                                   3

5.          EXPENSES AND STAMP DUTY                                          4

6.          GOVERNING LAW                                                    4

            SCHEDULE 1 - BANKS                                               5

            SCHEDULE 2 - CONDITIONS PRECEDENT                                6

            APPENDIX - FORM OF NEW EDB GUARANTEE                             7

     T H I S    F O U R T H    S U P P L E M E N T A L    A G R E E M E N T   is
made on 21 MAY, 2002    B E T W E E N:-

(1)  CHARTERED SILICON PARTNERS PTE LTD (the "Borrower");

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH, CITIBANK, N.A., SINGAPORE, OVERSEAS UNION BANK LIMITED and SUMITOMO MITSUI BANKING CORPORATION LIMITED, SINGAPORE BRANCH (formerly known as THE SUMITOMO BANK, LIMITED) (the "Arrangers");

(3) THE SEVERAL BANKS AND FINANCIAL INSTITUTIONS named in Part A of Schedule 1 (the "Guarantor Banks");

(4) THE SEVERAL BANKS AND FINANCIAL INSTITUTIONS named in Part B of Schedule 1 (the "Lending Banks");

(5) ABN AMRO BANK N.V., SINGAPORE BRANCH, as agent for and on behalf of the Banks (as defined in the Credit Agreement referred to below) (in such capacity, the "Agent", which expression shall include any of its successors in such capacity); and

(6) ABN AMRO BANK N.V., SINGAPORE BRANCH, as security trustee for the Banks (as defined in the Credit Agreement referred to below) (in such capacity, the "Security Trustee", which expression shall include any of its successors in such capacity), and amends a Credit Agreement (the "Credit Agreement") dated 12th March, 1998 made between (1) the Borrower, as borrower, (2) the Arrangers, as arrangers, (3) the Guarantor Banks named therein, as guarantor banks, (4) the Lending Banks named therein, as lending banks and (5) the Agent, as agent, as supplemented by
(i) a first supplemental agreement (the "First Supplemental Agreement") dated 14th December, 1998 made between the parties to the Credit Agreement, (ii) a second supplemental agreement (the "Second Supplemental Agreement") dated 9th November, 1999 made between the parties to the Credit Agreement and (iii) a third supplemental agreement (the "Third Supplemental Agreement") dated 14th December, 2000 made between the parties to the Credit Agreement and the Security Trustee, as security trustee.

     W H E R E A S:-

(A) Pursuant to the Credit Agreement, (1) the Guarantor Banks agreed to grant to the Borrower a S$236,800,000 guarantee facility and (2) the Lending Banks agreed to grant to the Borrower a US$143,200,000 term loan facility, upon the terms and subject to the conditions of the Credit Agreement.

(B) Pursuant to the First Supplemental Agreement, the Borrower, the Arrangers, the Guarantor Banks, the Lending Banks and the Agent have agreed to amend the Credit Agreement, on the terms and subject to the conditions of the First Supplemental Agreement.

(C) Pursuant to the Second Supplemental Agreement, the Borrower, the Arrangers, the Guarantor Banks, the Lending Banks and the Agent have agreed to amend the Credit Agreement, on the terms and subject to the conditions of the Second Supplemental Agreement.

(D) Pursuant to the Third Supplemental Agreement, the Borrower, the Arrangers, the Guarantor Banks, the Lending Banks, the Agent and the Security Trustee have agreed to restate the Credit Agreement, on the terms and subject to the conditions of the Third Supplemental Agreement.

(E) The Borrower, the Arrangers, the Guarantor Banks, the Lending Banks, the Agent and the Security Trustee have agreed to amend certain provisions of the Credit Agreement (as supplemented by the First Supplemental Agreement, the Second Supplemental Agreement and the Third Supplemental Agreement) in the manner, on the terms and subject to the conditions set out in this Supplemental Agreement.

     I T    I S    A G R E E D  as follows:-


1.   INTERPRETATION

(A) Definitions: In this Supplemental Agreement, except to the extent that the context requires otherwise:-

     "Effective Date" shall have the meaning ascribed to it in Clause 2(A);

     "Existing EDB Guarantees" means:-

     (1) the EDB Guarantee dated 10th December, 1999 issued by ABN AMRO Bank N.V., Singapore Branch to EDB;

     (2) the EDB Guarantee dated 10th December, 1999 issued by Bayerische Landesbank Girozentrale, Singapore Branch to EDB;

     (3) the EDB Guarantee dated 3rd December, 1999 issued by Citibank, N.A., Singapore to EDB;

     (4) the EDB Guarantee dated 10th December, 1999 issued by Overseas Union Bank Limited to EDB;

     (5) the EDB Guarantee dated 10th December, 1999 issued by The Sumitomo Bank Limited, Singapore Branch to EDB;

     (6) the EDB Guarantee dated 3rd December, 1999 issued by The Sanwa Bank Limited, Singapore Branch to EDB;

     (7) the EDB Guarantee dated 10th December, 1999 issued by The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch to EDB; and

     (8) the EDB Guarantee dated 18th May, 2001 issued by Oversea-Chinese Banking Corporation Limited to EDB; and

     "New EDB Guarantee" means a guarantee from the Guarantor Banks in favour of EDB, substantially in the form of the Appendix.

(B) Construction of Certain References: All terms and references used in the Credit Agreement and which are defined or construed in the Credit Agreement but are not defined or construed in this Supplemental Agreement shall have the same meaning and construction in this Supplemental Agreement. All references in this Supplemental Agreement to the Credit Agreement shall be to the Credit Agreement as amended, supplemented or modified by the First Supplemental Agreement, the Second Supplemental Agreement and the Third Supplemental Agreement.

(C) Miscellaneous: The headings in this Supplemental Agreement are inserted for convenience only and shall be ignored in construing this Supplemental Agreement. Unless otherwise stated, references to "Appendix", "Clauses" and "Schedules" are to be construed as references to the appendix to, the clauses of, and the schedules to, this Supplemental Agreement.


2.   AMENDMENTS TO THE CREDIT AGREEMENT

     The parties to this Supplemental Agreement agree that with effect from the date on which the Agent is satisfied that the conditions precedent in Schedule 2 to this Supplemental Agreement have been fulfilled (or such other date as may be agreed between the Borrower and the Agent) (the "Effective Date"), the Credit Agreement (as supplemented by the First Supplemental Agreement, the Second Supplemental Agreement and the Third Supplemental Agreement) shall be amended by deleting the definition of "EDB Guarantee" and replacing it with the following:-

     ""EDB Guarantee" means a guarantee from the Guarantor Banks in favour of EDB, substantially in the form of Appendix A (and reference to the EDB Guarantee shall include the EDB Guarantee as from time to time amended, modified, supplemented or superceded and any document which amends, modifies, supplements or supercedes the EDB Guarantee);"


3.   NEW EDB GUARANTEE

     The parties agree that the New EDB Guarantee shall, following its execution and delivery by the Guarantor Banks in exchange for the cancellation of the Existing EDB Guarantees, be deemed for all intents and purposes to be the EDB Guarantee.


4.   REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to and for the benefit of each of the other parties to this Supplemental Agreement that:-

     (1) all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents, if applicable) in order (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Supplemental Agreement and (b) to make this Supplemental Agreement admissible in evidence in the courts of Singapore, have been taken, fulfilled and done;

     (2) its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Supplemental Agreement, do not and will not violate (a) any law to which it is subject or (b) any provision of its Memorandum and Articles of Association; and

     (3) this Supplemental Agreement constitutes its valid, binding and enforceable obligations in accordance with their respective terms.


5.   EXPENSES AND STAMP DUTY

     The Borrower shall pay:-

     (1) on demand, all costs and expenses (including legal fees and all goods and services, value added and other duties or taxes payable on such costs and expenses) reasonably incurred by the Agent in connection with the preparation, negotiation and entry into of this Supplemental Agreement; and

     (2) promptly, and in any event before any penalty becomes payable, any stamp, goods and services, value added, documentary or similar duty or tax payable in connection with the entry into, performance, enforcement and admissibility in evidence of this Supplemental Agreement, and shall indemnify the Agent and the Banks against any liability with respect to or resulting from any delay in paying or omission to pay any such tax.


6.   GOVERNING LAW

     This Supplemental Agreement shall be governed by, and construed in accordance with, the laws of Singapore.

                               S C H E D U L E   1

                                      BANKS


                            Part A - Guarantor Banks

1.   ABN AMRO Bank, N.V., Singapore Branch

2.   Bayerische Landesbank Girozentrale, Singapore Branch

3.   Citibank, N.A., Singapore

4.   Overseas Union Bank Limited

5. Sumitomo Mitsui Banking Corporation, Singapore Branch (formerly known as The Sumitomo Bank, Limited, Singapore Branch)

6.   The Sanwa Bank Limited, Singapore Branch

7.   The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch

8.   Oversea-Chinese Banking Corporation Limited


                             Part B - Lending Banks


1.   ABN AMRO Bank, N.V., Singapore Branch

2.   Bayerische Landesbank Girozentrale, Singapore Branch

3.   Citibank, N.A., Singapore

4.   Overseas Union Bank Limited

5. Sumitomo Mitsui Banking Corporation, Singapore Branch (formerly known as The Sumitomo Bank, Limited, Singapore Branch)

6.   The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch

7.   Oversea-Chinese Banking Corporation Limited

                               S C H E D U L E   2

                              CONDITIONS PRECEDENT

1. A copy, certified true by an authorised officer of the Borrower as being in full force and effect on the date thereof, of:-

     (1) all actions required to be taken by the Borrower (a) authorising the entry into of this Supplemental Agreement and (b) authorising appropriate persons to execute and deliver this Supplemental Agreement on behalf of the Borrower and to take any action contemplated in this Supplemental Agreement; and

     (2) all necessary consents required by the Borrower for the execution, delivery and performance of this Supplemental Agreement or, if no such consents are necessary, a certificate to that effect from a person duly authorised by the Borrower so to certify.

2. Specimen signatures of the respective persons referred to in paragraph 1 above, duly certified, together with certificates of incumbency, also duly certified, in respect of each such person.

3. A letter from Agilent Technologies Inc. ("ATI"), as guarantor under a guarantee dated 9th November, 1999 (the "ATI Guarantee") in favour of and addressed to the Agent, duly executed and delivered by ATI, consenting to the amendments made or to be made to the Credit Agreement (as supplemented by the First Supplemental Agreement, the Second Supplemental Agreement and the Third Supplemental Agreement) pursuant to this Supplemental Agreement and confirming that, inter alia, the ATI Guarantee shall remain in full force and effect in such other form as may be approved by the Agent.

                                 A P P E N D I X

                            FORM OF NEW EDB GUARANTEE


To:  Economic Development Board


1.   We refer to an EDB Loan Agreement (the "EDB Loan Agreement") dated
24th November, 1999 made between yourselves and Chartered Silicon Partners Pte Ltd (the "Borrower") pursuant to which you have agreed to make available to the Borrower a loan facility in an aggregate amount not exceeding S$450,000,000. This Guarantee shall replace the following (the "Existing Guarantees"):-

     (1) the EDB Guarantee dated 10th December, 1999 issued by ABN AMRO Bank N.V., Singapore Branch to yourselves;

     (2) the EDB Guarantee dated 10th December, 1999 issued by Bayerische Landesbank Girozentrale, Singapore Branch to yourselves;

     (3) the EDB Guarantee dated 3rd December, 1999 issued by Citibank, N.A., Singapore to yourselves;

     (4) the EDB Guarantee dated 10th December, 1999 issued by Overseas Union Bank Limited to yourselves;

     (5) the EDB Guarantee dated 10th December, 1999 issued by The Sumitomo Bank Limited, Singapore Branch to yourselves;

     (6) the EDB Guarantee dated 3rd December, 1999 issued by The Sanwa Bank Limited, Singapore Branch to yourselves;

     (7) the EDB Guarantee dated 10th December, 1999 issued by The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch to yourselves; and

     (8) the EDB Guarantee dated 18th May, 2001 issued by Oversea-Chinese Banking Corporation Limited to yourselves.

2. In consideration of your agreeing subject, inter alia, to the delivery of this Guarantee to continue to accept liabilities under the EDB Loan Agreement and to cancel and to return to the respective Guarantor Banks the relevant Existing Guarantees and subject to the due observance of the provisions of Clause 5 of the EDB Loan Agreement, we, the Guarantor Banks whose names appear in the signature pages hereto unconditionally and irrevocably:-

     (1) guarantee the payment by the Borrower of each amount which may from time to time fall due to yourselves from the Borrower in respect of:-

          (a) payments of principal advanced under the EDB Loan Agreement up to a maximum aggregate amount at any time equal to the Maximum Principal Liability (as defined below) at that time;

          (b) payments of interest under Clause 7.2 of the EDB Loan Agreement but not including default interest under Clause 7.5 of the EDB Loan Agreement, up to a maximum aggregate amount at any time being the lesser of six months interest and the Maximum Interest Liability (as defined below) at that time; and

          (c) payments of default interest under Clause 7.5 of the EDB Loan Agreement, up to a maximum aggregate amount at any time equal to the Maximum Default Interest Liability (as defined below) at that time, and agree to pay to yourselves, within three Business Days (as such term is defined in the EDB Loan Agreement) of demand by yourselves, unless such demand is made on a day which is not a business day or after 12.00 noon on any Business Day, in which event payment shall be made within three Business Days from the next immediately succeeding Business Day:-

          (i) any and every sum or sums of money which the Borrower shall at any time be liable to pay to yourselves under or pursuant to the EDB Loan Agreement by way of principal and shall fail to pay on the due date therein provided up to the Maximum Principal Liability at that time;

          (ii) any and every sum or sums which the Borrower shall at any time be liable to pay to yourselves under or pursuant to Clause 7.2 of the EDB Loan Agreement by way of interest (but excluding default interest under Clause 7.5 thereof), and shall fail to pay on the due date therein provided up to the lesser of six months interest and the Maximum Interest Liability at that time; and

          (iii) any and every sum or sums which the Borrower shall at any time be liable to pay to yourselves under or pursuant to the EDB Loan Agreement by way of default interest under Clause 7.5 thereof, and shall fail to pay on the due date therein provided up to the Maximum Default Interest Liability at that time; and

     (2) agree as a primary obligation to indemnify yourselves on demand from and against any loss, cost or expense incurred by yourselves as a result of the obligations guaranteed pursuant hereto being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to yourselves, the amount of such loss being the amount which you would otherwise have been entitled to recover from ourselves.

3. The liability of each of us in respect of any sum at any time due to you hereunder is several and shall be limited to the fraction of such sum which appears opposite our respective names in Schedule 1 hereto.

4. The total amount at any time payable by us hereunder shall not exceed the Maximum Aggregate Liability (as defined below) at that time. Notwithstanding the foregoing, the total amount at any time payable by us hereunder in respect of interest under Clause 7.2 of the EDB Loan Agreement shall not exceed the lesser of six months interest and the Maximum Interest Liability at that time, the total amount at any time payable by us hereunder in respect of default interest under Clause 7.5 of the EDB Loan Agreement shall not exceed the Maximum Default Interest Liability at that time and the total amount at any time payable by us hereunder in respect of principal shall not exceed the Maximum Principal Liability at that time, Provided that this Guarantee shall not extend to any advances made by yourselves to the Borrower at any time after you have received notice from ABN AMRO Bank N.V., Singapore Branch (the "Agent") of the occurrence of an Event of Default (as defined in the Credit Agreement dated 12th March, 1998 made between (1) the Borrower, as borrower, (2) the Arrangers named therein, as arrangers, (3) the Guarantor Banks named therein, as guarantor banks, (4) the Lending Banks named therein, as lending banks and (5) the Agent, as agent, as amended, modified or supplemented from time to time).

5.   In this Guarantee:-

     "Maximum Aggregate Liability" means, at any time during a Relevant Period, the amount specified against that Relevant Period in column (2) of Schedule 2 hereto;

     "Maximum Interest Liability" means, at any time during a Relevant Period, the amount specified against that Relevant Period in column (3) of Schedule 2 hereto;

     "Maximum Default Interest Liability" means, at any time during a Relevant Period, the amount specified against that Relevant Period in column (4) of
     Schedule 2 hereto;

     "Maximum Principal Liability" means, at any time during a Relevant Period, the amount specified against that Relevant Period in column (5) of Schedule 2 hereto; and

     "Relevant Periods" means each of the periods specified as a Relevant Period in column (1) of Schedule 2 hereto.

6. We each represent and warrant that we have full power to enter into this Guarantee and have taken all necessary steps to authorise its execution on our behalf and have obtained all necessary governmental and other consents required to enable us each to perform our obligations hereunder and that this Guarantee is legal, valid and binding on each of us.

7. This Guarantee shall be a continuing security and accordingly (1) shall extend to cover the balance of principal due at any time from the Borrower to you and (2) shall not be discharged by any intermediate payment or settlement of account between the Borrower and yourselves.

8. (1) If any sum due and payable by any of us hereunder or under any order or judgment given or made in relation hereto has to be converted from the currency (the "First Currency") in which the same is payable hereunder or under such order or judgment into another currency (the "Second Currency") for the purpose of (a) making or filing a claim or proof against us whether in our liquidation or otherwise, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation hereto, that such of us that is so obliged to pay such sum shall indemnify and hold harmless each of the persons to whom such sum is due and payable from and against any loss suffered as a result of any discrepancy between (i) the rate of exchange used for such purpose to convert the sum in question from the First Currency into the Second Currency and (ii) the rate or rates of exchange at which such person may in the ordinary course of business purchase the First Currency with the Second Currency upon receipt by it of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

     (2) The foregoing indemnity shall constitute a separate obligation distinct from our other respective obligations hereunder and shall survive the giving or making of any order or judgment in relation to all or any of such other obligations.

9. Each time you make an advance to the Borrower pursuant to the provisions of the EDB Loan Agreement or receive a repayment or prepayment of principal thereunder, upon request by the Borrower, you shall notify us in writing of the principal amount and date of such advance or, as the case may be, repayment or prepayment, and of the then revised outstanding balance of principal. We hereby agree that a certificate from yourselves as to the amount due from the Borrower by way of principal or interest under the EDB Loan Agreement at the date of such certificate shall, in the absence of manifest error, be conclusive and binding on us for all purposes and we further agree to cause the Agent to promptly notify you of the occurrence of any Event of Default under the Credit Agreement whereby the Advances made thereunder are declared immediately due and payable.

10. Any demand to be made on us hereunder shall be made by telex or letter to our agent, ABN AMRO Bank N.V., Singapore Branch (the "Agent"), at 63,
Chulia Street, 13th Floor, Singapore 049514, Telex Number RS 24396 and shall specify whether such demand is made in respect of principal or interest and, if both, the respective amounts of such claim and, where such demand is made in respect of interest, the period in respect of which such claim is made. Such demand shall also specify, if relevant, the provision of Clause 15.2 pursuant to which indebtedness under the EDB Loan Agreement was accelerated. You shall be entitled to make any number of demands on us hereunder.

11.  This Guarantee shall remain in full force and effect until the earlier of
(1) the date on which you certify that there is no amount owing, due or payable by the Borrower to yourselves by way of principal under the EDB Loan Agreement and no amounts of interest accrued but unpaid, a copy of which certification shall be sent to the Agent, and (2) 30th June, 2006 or, if such day is not a Business Day, the immediately preceding Business Day.

12. This Guarantee may be executed by each party hereto on separate counterparts, each of which shall be binding on such party and all of which shall constitute one and the same document.

13. This Guarantee shall be governed by, and construed in accordance with, the laws of Singapore.

     IN  W I T N E S S  W H E R E O F  this Guarantee has been entered
into on         , 2001.


ABN AMRO BANK N.V., SINGAPORE BRANCH,



By:     /s/ Samantha Chew/MC Subramaniam
        -------------------------------------
Name:   Samantha Chew/MC Subramaniam
        -------------------------------------
Title:  Vice President/Senior Vice PResident
        -------------------------------------


BAYERISCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH



By:     /s/ Lum Wai Yue/Ng Chong Inn
        -------------------------------------
Name:   Lum Wai Yue/Ng Chong Inn
        -------------------------------------
Title:  AVP/VP
        -------------------------------------


CITIBANK, N.A., SINGAPORE BRANCH,



By:     /s/ Agnes Liew
        ----------------------------
Name:   Agnes Liew
        ----------------------------
Title:  Managing Director
        ----------------------------


OVERSEAS UNION BANK LIMITED,



By:     /s/ Mr Wee Joo Yeow
        ----------------------------
Name:   Mr Wee Joo Yeow
        ----------------------------
Title:  Executive Vice President
        ----------------------------

SUMITOMO MITSUI BANKING CORPORATION,
SINGAPORE BRANCH



By:     /s/ Shigeyoshi Kono
        ----------------------------
Name:   Shigeyoshi Kono
        ----------------------------
Title:  Joint General Manager
        ----------------------------


THE SANWA BANK, LIMITED, SINGAPORE BRANCH



By:     /s/ Ong Say Chong
        ----------------------------
Name:   Ong Say Chong
        ----------------------------
Title:  Assistant General Manager
        ----------------------------


THE BANK OF TOKYO-MITSUBISHI, LTD.,
 SINGAPORE BRANCH



By:     /s/ Masakatsu Fukai
        ----------------------------
Name:   Masakatsu Fukai
        ----------------------------
Title:  Deputy General Manager
        ----------------------------


OVERSEA-CHINESE BANKING CORPORATION
 LIMITED



By:     /s/ George L. W. Lee
        ----------------------------------------
Name:   George L. W. Lee
        ----------------------------------------
Title:  Head, Corporate & Institutional Banking
        ----------------------------------------

                                S C H E D U L E  1
                                ------------------

     Guarantor Bank                                         Fraction
     --------------                                         --------
(1)  ABN Amro Bank N.V.,
     Singapore Branch                                       37.4/236.8

(2)  Bayerische Landesbank Girozentrale,
     Singapore Branch                                       37.4/236.8

(3)  Citibank, N.A.,
     Singapore Branch                                       37.4/236.8

(4)  Overseas Union Bank Limited                            40.7/236.8

(5)  Sumitomo Mitsui Banking Corporation,
     Singapore Branch (formerly known as
     The Sumitomo Bank, Limited,
     Singapore Branch)                                      37.4/236.8

(6)  The Sanwa Bank, Limited,
     Singapore Branch                                       16.5/236.8

(7)  The Bank of Tokyo-Mitsubishi, Ltd.,
     Singapore Branch                                       15/236.8

(8)  Oversea-Chinese Banking Corporation
     Limited                                                15/236.8

                               S C H E D U L E  2
                               ------------------

==============================================================================================================================
Relevant Period                    Maximum Aggregate        Maximum Interest         Maximum Default         Maximum Principal
                                       Liability                Liability          Interest Liability            Liability
------------------------------------------------------------------------------------------------------------------------------
Date of first advance under
the EDB Loan Agreement to
X*                                   236,783,150                4,820,548               6,962,602               225,000,000
------------------------------------------------------------------------------------------------------------------------------
X + 1 day
to X + 6 months                      210,945,838                4,741,952               6,203,886               200,000,000
------------------------------------------------------------------------------------------------------------------------------
X + 6 months + 1 day to X
+ 12 months                          184,717,445                4,284,932               5,432,513               175,000,000
------------------------------------------------------------------------------------------------------------------------------
X + 12 months + 1 day to X
+ 18 months                          158,345,091                3,688,185               4,656,906               150,000,000
------------------------------------------------------------------------------------------------------------------------------
X + 18 months + 1 day to X
+ 24 months                          132,098,702                3,213,699               3,885,003               125,000,000
------------------------------------------------------------------------------------------------------------------------------
X + 24 months + 1 day to X
+ 30 months                          105,759,340                2,648,973               3,110,367               100,000,000
------------------------------------------------------------------------------------------------------------------------------
X + 30 months + 1 day to X
+ 36 months                           79,479,960                2,142,466               2,337,494                75,000,000
------------------------------------------------------------------------------------------------------------------------------
X + 36 months + 1 day to X
+ 42 months                           53,143,596                1,580,651               1,562,945                50,000,000
------------------------------------------------------------------------------------------------------------------------------
X + 42 months + 1 day to X
+ 48 months                           26,861,217                1,071,233                 789,984                25,000,000
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                   25,542,849 and                                                            25,000,000 and
                                   upon repayment                                                            upon repayment
X + 48 months + 1 day to           in full of the                 526,884                  15,965            in full of the
earlier of (X + 54 months and      principal                                                                 principal
30th June, 2006)                   instalments of                                                            instalment of
                                   the EDB Loan on                                                           the EDB Loan on
                                   X + 48 months,                                                            X + 48 months,
                                   542,849                                                                   0
------------------------------------------------------------------------------------------------------------------------------

----------
* "X" means the date of the first repayment of principal under the EDB Loan Agreement (being not later than 31st March, 2002).

     I N   W I T N E S S   W H E R E O F  this Supplemental Agreement has been
     -----------------------------------
entered into on the date stated at the beginning.


The Borrower
------------

CHARTERED SILICON PARTNERS PTE LTD
60, Woodlands Industrial Park D,
Street 2,
Singapore 738406.

Fax Number: 360 4970
Attention: Legal Department

By:     /s/ Marvin Liao De-Dui                    Witness:  /s/ Nancy Tan See Sin
        --------------------------                          ---------------------------------------
Name:   Marvin Liao De-Dui                        Name:     Nancy Tan See Sin
        --------------------------                          ---------------------------------------
Title:  General Manager                                     Address: 60 Woodlands Industrial Park D
        --------------------------                          ---------------------------------------
                                                            Street 2, Singapore 738406
                                                            ---------------------------------------

The Arrangers
-------------

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 231 8477
Attention: Ms Samantha Chew/Ms Serene Chee

By:     /s/ Samantha Chew/ MC Subramaniam         Witness:  /s/ Serene Chee
        -------------------------------------               ---------------
Name:   Samantha Chew/ MC Subramaniam             Name:     Serene Chee
        -------------------------------------               --------------------------
Title:  Vice President/ Senior Vice President     Address:  63 Chulia Street S(049514)
        -------------------------------------               --------------------------

BAYERISCHE LANDESBANK GIROZENTRALE,
 SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.

Fax Number: 293 3171
Attention: Mr Stefan Hattenkofer/Mr Ng Chong Inn

By:     /s/ Lum Wai Yue/ Ng Chong Inn             Witness:  /s/ Michael Giang
        -----------------------------                       ----------------------------
Name:   Lum Wai Yue/ Ng Chong Inn                 Name:     Michael Giang
        -----------------------------                       ----------------------------
Title:  AVP/VP                                    Address:  300 Beach Rd #37-01
        -----------------------------                       ----------------------------
                                                            The Concourse Singapore 0719
                                                            ----------------------------

CITIBANK, N.A., SINGAPORE
3 Temasek Avenue
#17-00 Centennial Tower
Singapore 039190.

Fax Number: 328 5402
Attention: Ms Agnes Liew/ Mr Lim Shien Kwok


By:     /s/ Agnes Liew
        -----------------------------
Name:   Agnes Liew
        -----------------------------
Title:  Managing Director
        -----------------------------

OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre,
Singapore 048616.

Fax Number: 535 1270
Attention: Mr Chua Soo Suang/Ms Emily Ng


By:     /s/ Mr Wee Joo Yeow
        ------------------------
Name:   Mr Wee Joo Yeow
        ------------------------
Title:  Executive Vice President
        ------------------------


SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH
3 Temasek Avenue
#06-01 Centennial Tower
Singapore 039190

Fax Number: 882 0490
Attention: Mr Isao Kojima/Mr Nelson Tan


By:     /s/ Shigeyoshi Kono
        ------------------------
Name:   Shigeyoshi Kono
        ------------------------
Title:  Joint General Manager
        ------------------------

Guarantor Banks
---------------

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Tel Number : 231 7333
Fax Number: 231 8477
Attention: Ms Samantha Chew/Ms Serene Chee

By:     /s/ Samantha Chew/ MC Subramaniam           Witness:  /s/ Serene Chee
        -------------------------------------                 ----------------------------
Name:   Samantha Chew/ MC Subramaniam               Name:     Serene Chee
        -------------------------------------                 ----------------------------
Title:  Vice President/ Senior Vice President       Address:  63 Chulia Street S(049514)
        -------------------------------------                 ----------------------------


BAYERISCHE LANDESBANK GIROZENTRALE,
 SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.

Fax Number: 293 3171
Attention: Mr Ng Chong Inn

By:     /s/ Lum Wai Yue/ Ng Chong Inn               Witness:  /s/ Michael Giang
        -----------------------------                         ----------------------------
Name:   Lum Wai Yue/ Ng Chong Inn                   Name:     Michael Giang
        -----------------------------                         ----------------------------
Title:  AVP/VP                                      Address:  300 Beach Rd #37-01
        -----------------------------                         ----------------------------
                                                              The Concourse Singapore 0719
                                                              ----------------------------

CITIBANK, N.A., SINGAPORE
3 Temasek Avenue
#17-00 Centennial Tower
Singapore 039190

Fax Number: 328 5402
Attention: Ms Agnes Liew/ Mr Lim Shien Kwok


By:     /s/ Agnes Liew
        ------------------------
Name:   Agnes Liew
        ------------------------
Title:  Managing Director
        ------------------------


OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre,
Singapore 048616.

Fax Number: 535 1270
Attention: Mr Chua Soo Suang/Ms Emily Ng


By:     /s/ Mr Wee Joo Yeow
        ------------------------
Name:   Mr Wee Joo Yeow
        ------------------------
Title:  Executive Vice President
        ------------------------

SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH
3 Temasek Avenue
#06-01 Centennial Tower
Singapore 039190

Fax Number: 882 0490
Attention: Mr Isao Kojima/Mr Nelson Tan


By:     /s/ Shigeyoshi Kono
        -------------------------
Name:   Shigeyoshi Kono
        -------------------------
Title:  Joint General Manager
        -------------------------


THE SANWA BANK LIMITED,
 SINGAPORE BRANCH
6, Raffles Quay, #24-01,
John Hancock Tower,
Singapore 048580.

Fax Number: 538 4636
Attention: Mr Loh Soh Wah/Mr Jimmy Ong


By:     /s/ Ong Say Chong
        -------------------------
Name:   Ong Say Chong
        -------------------------
Title:  Assistant General Manager
        -------------------------

THE BANK OF TOKYO-MITSUBISHI, LTD.,
 SINGAPORE BRANCH
9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.

Fax Number: 536 5458
Attention: Ms Lily Tan/Mr Koh Tee Chin


By:     /s/ Masakatsu Fukai
        ---------------------------------------
Name:   Masakatsu Fukai
        ---------------------------------------
Title:  Deputy General Manager
        ---------------------------------------


OVERSEA-CHINESE BANKING CORPORATION LIMITED
65, Chulia Street,
OCBC Centre #10-00,
Singapore 049513.

Fax Number: 530 6449
Attention: Ms Chow Swee Kian


By:     /s/ George L. W. Lee
        ---------------------------------------
Name:   George L. W. Lee
        ---------------------------------------
Title:  Head, Corporate & Institutional Banking
        ---------------------------------------

The Lending Banks
-----------------

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 5th Floor,
Singapore 049514.

Fax Number: 231 8477
Attention: Ms Samantha Chew/Ms Serene Chee

By:     /s/ Samantha Chew/ MC Subramaniam                    Witness:  /s/ Serene Chee
        -------------------------------------                          --------------------------
Name:   Samantha Chew/ MC Subramaniam                        Name:     Serene Chee
        -------------------------------------                          --------------------------
Title:  Vice President/ Senior Vice President                Address:  63 Chulia Street S(049514)
        -------------------------------------                          --------------------------


BAYERISCHE LANDESBANK GIROZENTRALE,
 SINGAPORE BRANCH
300, Beach Road, #37-01,
The Concourse,
Singapore 199555.

Fax Number: 293 3171
Attention: Mr Ng Chong Inn

By:     /s/ Lum Wai Yue/ Ng Chong Inn                        Witness:  /s/ Michael Giang
        -----------------------------                                  ----------------------------
Name:   Lum Wai Yue/ Ng Chong Inn                            Name:     Michael Giang
        -----------------------------                                  ----------------------------
Title:  AVP/VP                                               Address:  300 Beach Rd #37-01
        -----------------------------                                  ----------------------------
                                                                       The Concourse Singapore 0719
                                                                       ----------------------------

CITIBANK, N.A., SINGAPORE
3 Temasek Avenue
#17-00 Centennial Tower
Singapore 039190.

Fax Number: 328 5402
Attention: Ms Agnes Liew/Mr Lim Shien Kwok


By:     /s/ Agnes Liew
        -------------------------
Name:   Agnes Liew
        -------------------------
Title:  Managing Director
        -------------------------


OVERSEAS UNION BANK LIMITED
1, Raffles Place, 10th Floor,
OUB Centre,
Singapore 048616.

Fax Number: 535 1270
Attention: Mr Chua Soo Suang/Ms Emily Ng


By:     /s/ Mr Wee Joo Yeow
        -------------------------
Name:   Mr Wee Joo Yeow
        -------------------------
Title:  Executive Vice President
        -------------------------

SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH
3 Temasek Avenue
#06-01 Centennial Tower
Singapore 039190

Fax Number: 882 0490
Attention: Mr Isao Kojima/Mr Nelson Tan


By:     /s/ Shigeyoshi Kono
        ----------------------
Name:   Shigeyoshi Kono
        ----------------------
Title:  Joint General Manager
        ----------------------


THE BANK OF TOKYO-MITSUBISHI, LTD.,
 SINGAPORE BRANCH
9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.

Fax Number: 536 5458
Attention: Mr Gan Boon Seng/Ms Lily Tan


By:     /s/ Masakatsu Fukai
        -------------------
Name:   Masakatsu Fukai
        ----------------------
Title:  Deputy General Manager
        ----------------------

OVERSEA-CHINESE BANKING CORPORATION LIMITED
65, Chulia Street,
OCBC Centre #10-00,
Singapore 049513.

Fax Number: 530 6449
Attention: Ms Chow Swee Kian


By:     /s/ George L. W. Lee
        ---------------------------------------
Name:   George L. W. Lee
        ---------------------------------------
Title:  Head, Corporate & Institutional Banking
        ---------------------------------------


The Agent
---------

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 13th Floor,
Singapore 049514.

Fax Number: 536 2758
Attention: Patricia Chew/Connie Seah


By:     /s/ Sonali C. Tang                          Witness:  /s/ Connie Seah
        ---------------------------------------               --------------------------
Name:   Sonali C. Tang                              Name:     Connie Seah
        ---------------------------------------               --------------------------
Title:  VP, Head Agency Asia                        Address:  63 Chulia Street, Level 12
        ---------------------------------------               --------------------------

The Security Trustee
--------------------

ABN AMRO BANK N.V.,
 SINGAPORE BRANCH
63, Chulia Street, 13th Floor,
Singapore 049514.

Fax Number: 536 2758
Attention: Patricia Chew/Connie Seah


By:     /s/ Sonali C. Tang                          Witness:  /s/ Connie Seah
        --------------------                                  --------------------------
Name:   Sonali C. Tang                              Name:     Connie Seah
        --------------------                                  --------------------------
Title:  VP, Head Agency Asia                        Address:  63 Chulia Street, Level 12
        --------------------                                  --------------------------